                                                                   EXHIBIT 10.22

[PUBLIC BANK LOGO]

Your ref : Sec Dept/OD 3-0829164-28

28 JAN 2003

PRIVATE & CONFIDENTIAL

The Director
Trio-Tech (KL) Sdn Bhd
Blk 1008
Toa Payoh North
#03-09
Singapore 318996

Dear Sir
CREDIT FACILITIES GRANTED TO YOU
UNDER OD A/C NO.: 3-0829164-28

We refer to the above accounts and are pleased to inform that we have approved the continuation of the facilities subject to the following:-

        CREDIT FACILITY                           OPERATIVE LIMIT
        ---------------                           ---------------
1. Overdraft (OD)                           RM30,000-00
                                            (Ringgit Malaysia : Thirty
                                            Thousand only)

2. Letter of Credit/                        RM200,000-00
   Trust Receipt/                           (Ringgit Malaysia: Two Hundred
   Bankers Gurantee (LC/TR/BG)              Thousand only)

The credit facilities is further subject to the following:-

REPAYMENT

- Annual review

- Repayable on demand

- Notwithstanding the above, the Overdraft facility shall expire on 31 JANUARY 2004

PRICING

- We reserves the right to convert the pricing structure of the facility from the Base Lending Rate (BLR) to Cost of Funds (COF) or vice-versa as and when the need arises.

OTHER

- The overdraft facility is also granted to you on condition that it is actively and satisfactorily conducted within the operative limit at all times, otherwise it may be reduce or cancelled accordingly.

All other terms and conditions remain unchanged.

Assuring you of our best service at all times and meantime, kindly acknowledge receipt of the above arrangement by signing and returning the copy of this letter.

Yours truly
for PUBLIC BANK BERHAD

/s/ [ILLEGIBLE]

[SEAL]

Teng Wah Eng
Manager

TWE/CWL/fjk(rev2000)

PUBLIC BANK BERHAD (6463-H)
CAWANGAN AMPANG: WISMA SAUDAGAR, 420, BATU 5, JALAN AMPANG, 68000 AMPANG,
SEJANGOR
TELEPHONE: 03-42562333, 03-42562636 FACSIMILE: 03-42578964
WEBSITE: WWW.PUBLICBANK.COM.MY